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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2002

                        POOLED AUTO SECURITIES SHELF LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-64036                52-2233151
 ----------------------------          ------------          ------------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation                File Number)          Identification No.

   One Wachovia Center, TW-9
   Charlotte, North Carolina                                       28288
   -------------------------                                     ----------
     (Address of Principal                                       (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code: (704) 374-8437
                                                           --------------

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Item 5.   Other Events.

Filing of Form T-1.

On June 14, 2002 Pooled Auto Securities Shelf LLC (the "Company") is filing a Form T-1 to designate Wells Fargo Bank Minnesota, National Association to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as
Exhibit 25.1.

Item 7.   Financial Statements and Exhibits.

Information and Exhibits.

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.              Description

        25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-32737.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POOLED AUTO SECURITIES SHELF LLC

                                          By:  /s/ Curt Sidden
                                               ---------------------------------
                                                         Curt Sidden
                                                         Vice President

Dated: June 14, 2002

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Exhibit Index
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Exhibit                             Description                             Page
-------                             -----------                             ----

25.1          Form T-1 Statement of Eligibility under the Trust               5
              Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-66026 and to Exhibit 3 filed with Form T-1 Statement,
              Registration No. 33-32737.)